Lehman Brothers Financial Services Conference September 12, 2006 Christopher G. Marshall Chief Financial Officer Exhibit 99.1

Lehman Brothers Financial Services Conference, September 2006 2 Agenda Historical context 2006 trends Open issues and decisions

Lehman Brothers Financial Services Conference, September 2006 3
1990 2006 CAGR
Assets $8 billion $106 billion 18%
Net income $120 million $1.5 billion* 18%
Earnings per share $0.41 $2.68* 13%
Market cap $1.3 billion $22 billion
#
20%
Branches 214 1,138 11%
ATMs 262     2,034 14%
Rank, U.S. # 50 - 60 # 11
* 1H06 annualized; diluted earnings per share as originally reported (split-adjusted).
# as of 9/07/06.
Historical context: extraordinary growth

Lehman Brothers Financial Services Conference, September 2006 4
2002
Stock price $68.95
Market cap $40B
ROE 18.4%
NIM 3.96%
Efficiency ratio 47.5%
2006
Stock price $38.80*
Market cap $22B*
ROE 16.0%
NIM 3.01%
Efficiency ratio 55.3%
Three year performance: challenging
* as of 9/07/06.

Avg. Securities ($ Billions)
Yield Spread Securities to Funding (bps)

Lehman Brothers Financial Services Conference, September 2006 5
0
5
10
15
20
25
30
2002 2003 2004 2005 2Q06
0
100
200
300
400
500
600
Avg. Securities   Yield   Wholesale borrowings*
Margin pressure primarily related to fixed rate securities
funded with floating rate liabilities
Average Securities and Spread
* Interest bearing liabilities excluding core deposits.
Recent performance: securities portfolio
Net Interest Margin
3.96
3.62
3.48
3.23
3.01
2002 2003 2004 2005 2Q06

Lehman Brothers Financial Services Conference, September 2006 6
Strong core business results
(YTD 2006 vs. YTD 2005)
Source: SNL Financial.
*Median of top 20 banks (excluding trust banks, C, JPM);
median net income of six processing companies (FDC, ADS, FISV, GPN, TSS, FIS).
Fifth Third Industry*
Loan growth 10% 9%
Core deposit growth 7% 7%
Processing fee growth 15% 8%
Credit card loan growth 19% 3%
Mortgage banking fees 1% 3%
Net interest income -5% 6%

Lehman Brothers Financial Services Conference, September 2006 7
Strong core business results
(Q2 2006 vs. Q2 2005)
-31%
5%
17%
29%
56%
-13%
6%
11%
12%
29%
Net Income Growth
Revenue Growth
Investment Advisors
Processing Solutions
Branch Banking
Commercial Banking
Consumer Lending
Source: Second quarter 2006 10-Q.

Lehman Brothers Financial Services Conference, September 2006 8
New Locations Within 5/3 Footprint 6/04 – 6/05
(deposits in millions) Avg.
Total Deposits/
Holding Company Deposits Locations Branch
Bank of America 588.7 33 16.9
Fifth Third 1062.4 65 16.3
TCF Financial 163.4 11 14.9
Independent Bank 145.8 10 14.6
Royal Bank of Canada 120.9 10 12.1
National City 268.1 24 11.2
Flagstar 254.3 23 11.1
AmSouth 153.6 14 11.0
Wachovia 258.8 26 10.0
SunTrust 234.0 27 8.7
Lasalle Bank 110.7 13 8.5
Regions Financial 96.2 12 8.0
JPMorgan Chase 370.7 63 5.9
KeyCorp 77.3 14 5.5
Royal Bank of Scotland 500.5 91 5.5
First Horizon Mutual 47.5 10 4.7
Washington Mutual 282.1 88 3.2
U.S. Bancorp 32.0 12 2.7
Strong deposit growth performance
Fifth Third’s deposit growth has
outpaced key peers in markets
where we compete
Deposit market share growth
has exceeded peer share growth
in 65% of counties
Deposits per/branch growth
has
exceeded peer growth in 66%
of counties
Fifth Third has also significantly out-
performed key competitors in denovo
results within its existing markets
2005 Growth 2005 Growth
# of Market Share Deposits/Branch
Peer Counties % Won % Won
National City 102 59% 62%
US Bancorp 66 63% 65%
KeyCorp 46 67% 61%
Regions Financial # 29 28% 70%
Comerica 20 80% 70%
BB&T 22 95% 82%
SunTrust 18 78% 78%
PNC 14 64% 64%
Weighted Avg.* 65% 66%
Source: SNL Financial, from FDIC data.
* Percentage won times number of Fifth Third and competitor branches.
# Regions includes effect of addition to market share of Union Planters branches.

Lehman Brothers Financial Services Conference, September 2006 9
2.90
KEY USB RF NCC PNC CMA STI BBT FITB
4.00
USB PNC STI CMA BBT FITB KEY NCC MI
Deposit rates by product above peers…
Source: Company reports, if disclosed.
2.39
USB PNC STI BBT RF FITB
Q206 Interest Checking Rates Q206 Savings Rates
USB RF STI NCC KEY CMA PNC FITB
Q206 MMDA Rates Q206 Retail CD Rates
AVG.
AVG.
AVG.
AVG.
1.63
1.02
2.83
3.97
4.01

Lehman Brothers Financial Services Conference, September 2006 10
Weighted interest-bearing core
deposit rates in line with peers
— due to higher proportion of
5/3rd balances in lower cost transaction
accounts (vs. CDs)
…but in line overall given low-cost emphasis
3.08
USB STI RF PNC CMA BBT KEY FITB NCC MI
Q206 Core Deposit Rates
AVG.
Source: Company reports, if disclosed.
2.88

Lehman Brothers Financial Services Conference, September 2006 11
Tough decisions
* Earnings effect vs. 1Q04 annualized; securities above 17.5% of earning assets, at spread calculated as average securities yield less weighted average wholesale borrowing cost.
#
Actual expense base vs. expenses if grown at 5% inflation rate.
Est. Annual
Total EPS Impact
Securities repositioning $32B > $21B
2004 restructuring (6.5B)
2005-06 securities run-off/sales (4.5B)
Lost spread on excess securities - net* ($0.45 - 0.50)
IT/Risk/Audit investments
#
($0.10 - 0.15)
Denovo investments
initial first year dilution (per 50 branches) ($0.02-0.03)
Senior management changes

Lehman Brothers Financial Services Conference, September 2006 12
Mid-quarter update — expectations
Core results slightly lower than 2Q06
Solid noninterest income, expense trends,
mitigated by higher  charge-offs
Net interest income expected to be relatively
flat; NIM down 3-5 bps
Loan growth in mid-high single digits vs. 3Q05
Deposit growth in mid-single digits vs. 3Q05
Charge-offs return to more normal mid-40s bps
range

Lehman Brothers Financial Services Conference, September 2006 13
Balance sheet
rationalization
Mortgage/home equity
Indirect auto
Denovos
Credit cards
Open issues and decisions
Conservative, “vanilla” capital structure
“Underwater” securities, liability sensitivity
Share repurchases
Alternative financing structures to permit
more consistent activity and profitability
Broaden product mix
Review LTV parameters
Portfolio unrepresentative of market
position — strategic plan for growth
How many; where

Lehman Brothers Financial Services Conference, September 2006 14
Fifth Third: Moving forward
Achieving the proper balance between growth
and profitability
Capitalizing on our strengths and developing
plans to address areas of weakness
Communicating clearly with our investors
Delivering on our promises and returning to
above-par performance and shareholder return

Lehman Brothers Financial Services Conference, September 2006 15
Cautionary statement
This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the
Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as "believes," "expects," "anticipates," "plans," "trend," "objective," "continue," "remain" or similar expressions or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third's and/or the acquired entity's filings with the
Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third.
The financial information for affiliate operating segments in this presentation is reported on the basis used internally by the Bancorp’s management to evaluate performance and allocate resources. Allocations have been consistently applied for all periods presented. The performance measurement of the operating segments is based on the management structure of the Bancorp and is not necessarily comparable with similar information for any other financial institution. The information presented is also not necessarily indicative of the segments’ financial condition and results of operations if they were independent entities.